UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 27, 2011

Sara Lee Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-3344	36-2089049
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3500 Lacey Road, Downers Grove, Illinois		60515
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 598-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

Sara Lee Corporation (“Sara Lee”) held its 2011 annual meeting of stockholders on October 27, 2011. A total of 493,871,723 shares of Sara Lee common stock, or 83.61% of our outstanding shares of common stock, were represented at the annual meeting in person or by proxy. The final results for each of the matters submitted to a stockholder vote at the annual meeting are as follows:

1.	The stockholders elected 12 directors to each serve a one-year term until our 2012 annual meeting of stockholders or until his or her successor has been duly chosen and qualified. The votes regarding this proposal were as follows:

Nominee	For	Withheld	Abstain	Broker
				Non-Votes

Christopher B. Begley	415,028,425	5,884,962	1,279,266	71,679,070

Jan Bennink	412,851,266	7,891,282	1,450,105	71,679,070

Crandall C. Bowles	414,540,184	6,337,970	1,314,499	71,679,070

Virgis W. Colbert	342,983,989	75,601,416	3,607,248	71,679,070

James S. Crown	410,746,489	10,232,251	1,213,913	71,679,070

Laurette T. Koellner	414,904,044	6,037,891	1,250,718	71,679,070

Cornelis J.A. van Lede	378,269,459	42,650,213	1,272,981	71,679,070

Dr. John McAdam	378,043,254	42,783,360	1,366,039	71,679,070

Sir Ian Prosser	414,463,978	6,502,997	1,225,678	71,679,070

Norman R. Sorensen	415,078,383	5,811,443	1,302,827	71,679,070

Jeffrey W. Ubben	408,509,920	12,340,759	1,341,974	71,679,070

Jonathan P. Ward	415,115,393	5,794,915	1,282,345	71,679,070

2.	The stockholders ratified the appointment of PriceWaterhouseCoopers LLP as Sara Lee’s independent registered public accounting firm for fiscal year 2012. The votes regarding this proposal were as follows:

For	Against	Abstentions

483,934,589	8,201,774	1,735,360

3.	The stockholders approved the advisory vote on executive compensation. The votes regarding this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes

401,161,445	8,208,775	12,822,433	71,679,070

4.	The stockholders recommended, on an advisory basis, that Sara Lee conduct future executive compensation votes every year. The votes regarding this proposal were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

345,885,369	1,490,498	62,852,954	11,963,382	71,679,070

In accordance with the recommendation of the stockholders, our Board of Directors has decided to include an advisory stockholder vote on executive compensation in our proxy materials every year until the next required advisory vote on the frequency of an executive compensation vote, which will occur no later than our 2017 annual meeting of stockholders.

5.	The stockholders voted on a stockholder proposal requesting a report on political contributions, which was defeated. The votes regarding this proposal were as follows:

For	Against	Abstentions	Broker Non-Votes

49,212,290	326,702,216	46,278,147	71,679,070

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sara Lee Corporation

November 1, 2011	By:	Helen N. Kaminski

Name: Helen N. Kaminski
Title: Assistant General Counsel, Corporate & Securities